UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 28, 2007

DARLING INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Commission File Number   000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300,  IRVING, TEXAS   75038
(Address of principal executive offices)   (Zip code)

Registrant's telephone number, including area code:    972.717.0300

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

    /   /    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    /   /    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    /   /    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    /   /    Pre-commencement communcations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.
Other Events.

    On August 28, 2007, Darling International Inc. (the “Company”) announced the passing of Fredric J. Klink, one of the members of its Board of Directors.  Mr. Klink also served as the Chairman of the Company’s Nominating and Corporate Governance Committee and as a member of the Company’s Audit Committee.  In addition, the Company announced that Charles Macaluso will replace Mr. Klink as Chairman of the Nominating and Corporate Governance Committee and that O. Thomas Albrecht will join the Nominating and Corporate Governance Committee.

    A copy of the press release announcing these items is filed as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 28, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.
By: /s/ Randall C. Stuewe
Date: August 29, 2007	Randall C. Stuewe Chairman of the Board and Chief Executive Officer

EXHIBIT LIST

99.1    Press Release dated August 28, 2007.